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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Keebler Foods Company on Form S-1 of our report dated May 15, 1996 on our audit of the financial statements of Sunshine Biscuits, Inc., appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
December 11, 1997